UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 11, 2008

Insight Enterprises, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-25092	86-0766246
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1305 West Auto Drive, Tempe, Arizona		85284
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	480-902-1001

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 11, 2008, at a meeting of the Board of Directors of Insight Enterprises, Inc. (the "Company"), the Board approved an amendment to Section 5 of Article II of the Company's Amended and Restated Bylaws. The amendment changes the voting standard for the election of directors from a plurality to a majority of votes cast in uncontested elections and adds a director resignation policy for directors who do not receive a majority vote. A "majority of votes cast" means that the number of shares voted "for" a director's election must exceed the number of votes against that director, with "votes cast" excluding abstentions with respect to the director's election. In the event of a contested election, directors will be elected by the vote of a plurality of votes cast.

At the January 11 meeting, the Board also amended the Company's Amended and Restated Bylaws by adding a new Section 11 to Article V. This amendment provides that the Company will seek stockholder approval prior to its adoption of a stockholder rights plan (as defined in the amendment), unless the Board, in the exercise of its fiduciary duties, determines that, under the circumstances existing at the time, it is in the best interests of the Company's stockholders to adopt or extend a stockholder rights plan without delay. The amendment further provides that a stockholder rights plan adopted or extended by the Board without prior stockholder approval must provide that it will expire unless ratified by the stockholders of the Company within one year of adoption. The Company's Amended and Restated Bylaws did not previously contain a provision specifically addressing the adoption of a stockholder rights plan.

The Company currently has a stockholder rights plan, and the Board has resolved to allow the current stockholder rights plan to expire in accordance with its terms on December 14, 2008.

The preceding summary of the amendments to the Company's Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Company's Amended and Restated Bylaws, as amended through January 11, 2008, filed as Exhibit 3.1 to this report and incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insight Enterprises, Inc.

January 14, 2008	By:	Steven R. Andrews

Name: Steven R. Andrews
Title: General Counsel, Secretary

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Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Insight Enterprises, Inc. (as amended January 11, 2008)